UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

ACTIVECARE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
000-53570 (Commission File No.)	87-0578125 (IRS Employer Identification No.)
1365 West Business Park Drive Orem, UT 84058
(Address of principal executive offices) (Zip Code)

(877) 219-6050
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03. Material Modification to Rights of Security Holders.

On November 20, 2012, the Board of Directors of ActiveCare, Inc., a Delaware corporation (the “Company”) approved a 10 for 1 reverse split (the “Reverse Split”) of the Company’s issued and outstanding shares of common stock, par value $0.00001 (the “Common Stock”), subject to approval by the stockholders at the Company’s Annual Meeting of Stockholders.  On March 25, 2013, the stockholders voted to approve the amendment to the Company’s Certificate of Incorporation (the “Amendment”) to implement the Reverse Split of the outstanding Common Stock.  The Company filed a Certificate of Amendment, as corrected, with the Secretary of State of Delaware on May 17, 2013 and the Reverse Split became effective on May 16, 2013 (the “Effective Date”).

As a result of the Reverse Split, every 10 shares of issued and outstanding Common Stock were combined into one (1) share of issued and outstanding Common Stock.  Fractional shares will be rounded up at the beneficial owner level to the nearest whole share. Accordingly, each common stockholder’s shares will be divided by 10 then rounded up to the nearest whole number; with stockholders owning less than ten (10) common shares as of the record date each receiving one (1) share.

The Amendment did not reduce the number of authorized shares of the Common Stock and, therefore, the effect of the Amendment is to increase the number of shares of Common Stock available for issuance relative to the number of shares of Common Stock issued and outstanding. The Reverse Split also did not alter the par value of the Common Stock or modify any voting rights or other terms of the Common Stock.

As a result of the Reverse Split, the Company’s outstanding share count will go from 46,857,271 outstanding to approximately 4,685,728 shares outstanding.  Effective May 16, 2013, the trading symbol of the Company’s Common Stock on the Over-the-Counter Bulletin Board will be changed for a 20 trading-day period to ACARD.OB.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

On May 16, 2013, the Company filed a Certificate of Amendment to the Certificate of Incorporation effecting the Reverse Split.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1           A copy of the Certificate of Amendment to the Certificate of Incorporation of ActiveCare, Inc., as corrected and as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1.

99.1           A press release issued by ActiveCare, Inc. announcing the Reverse Split, dated May 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2013

ActiveCare, Inc.

By: /s/ Michael G. Acton
Name: Michael G. Acton
Title: CFO